UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
October 18, 2021
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices and Zip Code)

208 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 18, 2021, Micron Technology, Inc. (“Micron” or “we”) entered into an underwriting agreement with Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC, Wells Fargo Securities, LLC, HSBC Securities (USA) Inc., and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by Micron of $1,000,000,000 aggregate principal amount of 2.703% senior notes due 2032, $500,000,000 aggregate principal amount of 3.366% senior notes due 2041, and $500,000,000 aggregate principal amount of 3.477% senior notes due 2051 in a public offering pursuant to a registration statement on Form S-3 (File No. 333-249838), including the prospectus contained therein, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated October 18, 2021 and a free writing prospectus dated October 18, 2021. The transaction is scheduled to close on November 1, 2021.

The Underwriting Agreement includes customary representations, warranties and covenants by Micron. Under the terms of the Underwriting Agreement, Micron has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 18, 2021, by and among Micron Technology, Inc., Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC, Wells Fargo Securities, LLC, HSBC Securities (USA) Inc., and Morgan Stanley & Co. LLC, as representatives of the several underwriters on Schedule I attached thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	October 19, 2021	By:	/s/ David A. Zinsner
		Name:	David A. Zinsner
		Title:	Executive Vice President and Chief Financial Officer